EXHIBIT 99.1

EXECUTION COPY

AMENDMENT NO. 5

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 5 to SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 11, 2006, (“Amendment No. 5”), is entered into among AVIALL SERVICES, INC., a Delaware corporation (the “Borrower”), AVIALL, INC., a Delaware corporation (“Holdings”), the Lenders and Issuers set forth on the signature pages hereto and CITICORP NORTH AMERICA, INC. (“CNAI”), as Administrative Agent (as defined below) and amends the SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 30, 2003 (as amended to the date hereof and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Holdings, the Lenders and Issuers (in each case as defined therein) party thereto, CNAI, as administrative agent for the Lenders and the Issuers (in such capacity, and as agent for the Secured Parties under the other Loan Documents, the “Administrative Agent”), CITIGROUP GLOBAL MARKETS, INC., as Joint Lead Arranger, WACHOVIA BANK, NATIONAL ASSOCIATION, as Joint Lead Arranger and Documentation Agent and GENERAL ELECTRIC CAPITAL CORPORATION and WELLS FARGO BANK, as Co-Syndication Agents and Co-Arrangers. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, Holdings and the Borrower have requested that the Lenders amend the Credit Agreement (i) to increase the aggregate principal amount of the Revolving Credit Commitments from $260,000,000 to $290,000,000 and (ii) as otherwise set forth herein; and

WHEREAS, the Lenders constituting Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Credit Agreement (i) to increase the aggregate principal amount of the Revolving Credit Commitments from $260,000,000 to $290,000,000 and (ii) as otherwise set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 5 Effective Date and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to the Effectiveness of Amendment No. 5) hereof, hereby amended as follows:

(a) Amendments to Article I (Definitions, Interpretation and Accounting Terms)

(i) The following definitions are hereby inserted in Section 1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

“Amendment No. 5 Effective Date” means July 11, 2006.

“Fee Letter” means, collectively, (i) the letter dated as of December 3, 2001, addressed to the Borrower from CUSA and Citigroup Global Markets Inc. and accepted by the Borrower on December 3, 2001, with respect to certain fees to be paid from time to time to CUSA and Citigroup Global Markets Inc., (ii) the letter dated December 22, 2004, addressed to the Borrower from the Arranger, (iii) the letter dated December 22, 2004, addressed to the Borrower from the Administrative Agent, (iv) the letter dated November 10, 2005 addressed to the Borrower from the Administrative Agent and (v) the letter dated June 26, 2006 addressed to Holdings and the Borrower from the Administrative Agent.

“Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I (Revolving Credit Commitments) under the caption “Revolving Credit Commitment,” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement. The aggregate principal amount of all Revolving Credit Commitments on the Amendment No. 5 Effective Date shall be $290,000,000.

(b) Amendment to Article V (Financial Covenants)

(i) Section 5.1 (Maximum Leverage Ratio) of the Credit Agreement of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Holdings shall maintain a Leverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four Fiscal Quarters ending on such day, of not more than 3.50 to 1.

(c) Amendment to Cover Page to Credit Agreement

The cover page of the Credit Agreement is hereby amended and restated in its entirety and replaced with the cover page set forth on Annex A attached hereto.

(d) Amendments to Schedules to the Credit Agreement

The contents of Schedule I (Revolving Credit Commitments) to the Credit Agreement are hereby replaced in their entirety with the contents of Schedule I (Revolving Credit Commitments) hereto.

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Section 2. Conditions Precedent to the Effectiveness of Amendment No. 5

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied (the “Amendment No. 5 Effective Date”) or duly waived by the Administrative Agent:

(a) Certain Documents. The Administrative Agent shall have received each of the following, each dated the Amendment No. 5 Effective Date (unless otherwise agreed by the Administrative Agent), in form and substance satisfactory to the Administrative Agent:

(i) Amendment No. 5, duly executed by the Borrower, Holdings, the Administrative Agent and the Lenders which, when combined, constitute the Requisite Lenders;

(ii) the receipt of commitments from Lenders of not less than $30,000,000 (the “Facility Increase Commitments”);

(iii) the Consent and Agreement, in the form attached hereto as Exhibit A (each, a “Consent”), executed by each of the Loan Parties;

(iv) a favorable opinion of Haynes & Boone LLP, counsel to the Loan Parties, addressed to the Administrative Agent and the Lenders as to the enforceability of Amendment No. 5 and the other Loan Documents after giving effect to Amendment No. 5 and no conflicts with the Senior Note Indenture;

(v) such additional documentation as the Lenders party hereto or the Administrative Agent may reasonably require;

(b) Representations and Warranties. Each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment No. 5 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by Amendment No. 5;

(c) No Default or Event of Default. After giving effect to Amendment No. 5, no Default or Event of Default shall have occurred and be continuing on the Amendment No. 5 Effective Date;

(d) No Litigation. No litigation shall have been commenced against any Loan Party or any of its Subsidiaries on the Amendment No. 5 Effective Date, seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by Amendment No. 5 or the Credit Agreement or any Loan Document, in either case as amended hereby; and

(e) Fees and Expenses Paid. The Borrower shall have paid all Obligations due, after giving effect to Amendment No. 5, on or before the Amendment No. 5 Effective Date

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

including, without limitation, the fees set forth in Section 4 (Fees and Expenses) hereof and all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of Amendment No. 5 and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents) and all other costs, expenses and fees due under any Loan Document.

Section 3. Representations and Warranties

On and as of the Amendment No. 5 Effective Date, after giving effect to Amendment No. 5, Holdings and the Borrower hereby represent and warrant to the Administrative Agent and each Lender as follows:

(a) Amendment No. 5 has been duly authorized, executed and delivered by Holdings and the Borrower and constitutes a legal, valid and binding obligation of Holdings, the Borrower and each other Guarantor, enforceable against Holdings, the Borrower and each other Guarantor in accordance with its terms and the Credit Agreement as amended by Amendment No. 5 constitutes the legal, valid and binding obligation of Holdings, the Borrower and each other Guarantor, enforceable against Holdings, the Borrower and each other Guarantor in accordance with its terms; except as enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor’s rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

(b) each of the representations and warranties contained in Article IV (Representations and Warranties) of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the Amendment No. 5 Effective Date, in each case as if made on and as of such date and except to the extent that such representations and warranties relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended hereby;

(c) no Default or Event of Default has occurred and is continuing; and

(d) no litigation has been commenced against any Loan Party or any of its Subsidiaries seeking to restrain or enjoin (whether temporarily, preliminarily or permanently) the performance of any action by any Loan Party required or contemplated by Amendment No. 5, the Credit Agreement or any Loan Document, in each case as amended hereby (if applicable).

Section 4. Fees and Expenses

(a) As consideration for the execution of Amendment No. 5, the Borrower and each other Loan Party jointly and severally agrees to pay to the Administrative Agent for the account of each Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed signature page (or a release from escrow of a signature page previously delivered in escrow) for Amendment No. 5 by 5 p.m. (New York Time) on July 11, 2006 (or such later date or time as the Administrative Agent and the Borrower may agree), an amendment fee equal to the sum of (i) 0.05% of such Lender’s Revolving Credit Commitment in effect immediately prior to the Amendment No. 5 Effective Date and (ii) 0.10% of such Lender’s Facility Increase Commitment (if any).

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

(b) The Borrower and each other Loan Party agrees to reimburse the Administrative Agent in accordance with the terms of Section 11.3 (Costs and Expenses) of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of Amendment No. 5 and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and all other Loan Documents).

Section 5. Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 5 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and Amendment No. 5 and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in Amendment No. 5 as of the Amendment No. 5 Effective Date.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of Amendment No. 5 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d) This Amendment is a Loan Document.

Section 6. Execution in Counterparts

This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of Amendment No. 5.

Section 7. Governing Law

This Amendment shall be governed by and construed in accordance with the law of the State of New York.

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Section 8. Section Titles

The section titles contained in Amendment No. 5 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.

Section 9. Notices

All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the Guaranty.

Section 10. Severability

The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person

Section 11. Successors

The terms of Amendment No. 5 shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 12. Waiver of Jury Trial

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO AMENDMENT NO. 5 OR ANY OTHER LOAN DOCUMENT.

[SIGNATURE PAGES FOLLOW]

EXHIBIT 99.1

EXECUTION COPY

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

AVIALL SERVICES, INC.
as Borrower

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Senior Vice President and Chief Financial Officer

AVIALL INC.
as Holdings

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Senior Vice President and Chief Financial Officer

CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Lender

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Director

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CITICORP GLOBAL MARKETS INC.,
as Joint Lead Arranger

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Director

CITIBANK, N.A.,
as Issuer

By:	/s/ Keith R. Gerding
Name:	Keith R. Gerding
Title:	Director

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.
as Lender

By:	/s/ Hance VanBeber
Name:	Hance VanBeber
Title:	Senior Vice President

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK,
as Lender

By:	/s/ Mark B. Grover
Name:	Mark B. Grover
Title:	First Vice President

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK,
as Lender

By:	/s/ Key Coker
Name:	Key Coker
Title:	Executive Vice President

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION,
as Co-Syndication Agent, Co-Arranger and Lender

By:	/s/ Rebecca L. Milligan
Name:	Rebecca L. Milligan
Title:	Duly Authorized Signatory

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

GE BUSINESS CAPITAL CORPORATION,
as Lender

By:	/s/ Rebecca L. Milligan
Name:	Rebecca L. Milligan
Title:	Duly Authorized Signatory

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, successor in interest to NATIONAL BANK OF CANADA, as Lender

By:	/s/ Kay Snyder
Name:	Kay Snyder
Title:	Relationship Manager

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

NATIONAL CITY BANK,
as Lender

By:	/s/ Pamela K. Maloney
Name:	Pamela K. Maloney
Title:	Vice President

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as Lender

By:	/s/ Kari Studer
Name:	Kari Studer
Title:	Director

By:	/s/ Karl Lesnik
Name:	Karl Lesnik
Title:	Assistant Vice President

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF THE WEST, successor in interest to UNITED CALIFORNIA BANK, as Lender

By:	/s/ Karen L. Panici
Name:	Karen L. Panici
Title:	Vice President

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Joint Lead Arranger, Documentation Agent and Lender

By:	/s/ Robert G. McGill Jr.
Name:	Robert G. McGill Jr.
Title:	Director

AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK N.A.,
as Co-Syndication Agent, Co-Arranger and Lender

By:	/s/ David C. Oldani
Name:	David C. Oldani
Title:	Vice President